FORUM FUNDS

                                EQUITY INDEX FUND


                        Supplement Dated January 10, 2003
                      to Prospectus Dated January 30, 2002


Effective December 12, 2002, Forum Funds (the "Trust") ceased publicly offering shares of Equity Index Fund (the "Fund"), a series of the Trust. The Board of Trustees of the Trust is also considering initiating measures to close the Fund.